UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2017 (November 27, 2017)

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street
Science Park, POB 455
Carmiel, Israel	20100
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2017, Protalix BioTherapeutics, Inc., a Delaware corporation (the “Company”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, registrar, paying agent and conversion agent, supplementing the Indenture, dated as of December 7, 2016, (the “Base Indenture”), as amended or supplemented, (the “Indenture”), relating to the Company’s outstanding 7.50% Senior Secured Convertible Notes due 2021 (the “Notes”). The Second Supplemental Indenture amends Section 10.07 of the Base Indenture to require the Company to reserve, at all times out of its authorized but unissued shares, sufficient shares of common stock to satisfy conversions of the Notes at the initial conversion rate and to satisfy the Make-Whole Obligation (as defined in the Indenture) assuming Physical Settlement (as defined in the Indenture). The Company received the consent to enter into the Second Supplemental Indenture from the holders of a majority of the aggregate principal amount of the Notes outstanding as of the close of business on November 15, 2017, in accordance with Section 9.02 of the Base Indenture.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of November 27, 2017, by and among Protalix BioTherapeutics, Inc., the guarantors party hereto and The Bank of New York Mellon Trust Company, N.A., as trustee, registrar, paying agent and conversion agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Yossi Maimon
		Name:	Yossi Maimon
		Title:	Vice President and Chief Financial Officer